Statutory Reserves	6 Months Ended
Jun. 30, 2026
Statutory Reserves [Abstract]
Statutory reserves

17. Statutory reserves

The Company’s subsidiaries incorporated in the PRC are required on an annual basis to make appropriations of retained earnings set at certain percentage of after-tax profit determined in accordance with PRC accounting standards and regulations (“PRC GAAP”).

Appropriation to the statutory general reserve should be at least 10% of the after tax net income determined in accordance with the legal requirements in the PRC until the reserve is equal to 50% of the entities’ registered capital. The Company is not required to make appropriation to other reserve funds and the Company does not have any intentions to make appropriations to any other reserve funds.

The general reserve fund can only be used for specific purposes, such as offsetting the accumulated losses, enterprise expansion or increasing the registered capital. Appropriations to the general reserve funds are classified in the unaudited consolidated balance sheets as statutory reserves.

There are no legal requirements in the PRC to fund these reserves by transfer of cash to restricted accounts, and the Company has not done so.

Relevant laws and regulations permit payments of dividends by the PRC subsidiaries and affiliated companies only out of their retained earnings, if any, as determined in accordance with respective accounting standards and regulations. Accordingly, the above balances are not allowed to be transferred to the Company in terms of cash dividends, loans or advances.

The Company has made nil appropriations to statutory reserve for the six months ended June 30, 2025 and 2026.